Exhibit 10.11.1

DEFINED CONTRIBUTION MAKE-UP PLAN
OF
CONOCOPHILLIPS
TITLE I
(Effective for benefits earned and vested prior to

January 1, 2005)
2020 AMENDMENT AND RESTATEMENT

The Defined

Contribution Make-Up

Plan of

ConocoPhillips,

Title

I (the

“Frozen Plan”),
is

hereby

amended

and

restated

effective

as

of

January

1,

2020

(except

where

another
date is specified herein with regard to a particular provision).

Immediately prior to

effectiveness of

this 2020

Amendment and Restatement,

the Frozen
Plan was and remains subject to the 2012 Restatement of the Defined Contribution Make-
Up

Plan

of

ConocoPhillips,

Title

I,

which

was

effective

as

of

the

"Effective

Time"
defined in the Employee

Matters Agreement by and

between ConocoPhillips and Phillips
66

(the

"Effective

Time"),

together

with

the

First

Amendment

to

Title

I

of

the

Defined
Contribution Make-Up Plan of

ConocoPhillips (2012 Restatement), effective

October 30,
2019.

Preamble

The purpose of this Plan is to attract and retain key

employees by providing supplemental
benefits

for

those

Eligible

Employees

whose

benefits

under

the

CPSP

might

otherwise
have

been

affected

by

Pay

Limitations

or

by

a

voluntary

reduction

in

salary

under
provisions of KEDCP.

The Defined Contribution Make-Up Plan of ConocoPhillips is intended to provide certain
specified

benefits

to

Highly

Compensated

Employees

whose

benefits

under

the
ConocoPhillips Savings

Plan might

otherwise be

limited.

Title

I of

the Plan,

sometimes
referred to as the

Frozen Plan, is

effective with regard to

benefits earned and

vested prior
to January 1, 2005,

while Title

II of the Plan,

sometimes referred to as

the Ongoing Plan,

Exhibit 10.11.1

is effective

with regard

to benefits

earned or

vested after

December 31,

2004.

Earnings,
gains,

and

losses

shall

be

allocated

to

the

Title

of

the

Plan

to

which

the

underlying
obligations

giving

rise to

them are

allocated.

Other than

earnings, gains,

and losses,

no
further benefits shall accrue under Title I of this Plan after December 31, 2004.

This

Title

I

of

the

Plan

is

intended

(1)

to

be

a

“grandfathered”

plan

pursuant

to

Code
section 409A, as

enacted as

part of the

American Jobs

Creation Act of

2004, and

official
guidance issued thereunder,

and (2) to be “a plan

which is unfunded and is maintained

by
an

employer

primarily

for

the

purpose

of

providing

deferred

compensation

for

a

select
group of management

or highly compensated

employees” within the

meaning of sections
201(2), 301(a)(3),

and 401(a)(1)

of ERISA.

Notwithstanding any

other provision

of this
Plan,

this

Plan

shall

be

interpreted,

operated,

and

administered

in

a

manner

consistent
with these intentions.

Section 1.

Definitions.

For

purposes

of

the

Plan,

the

following

terms,

as

used

herein,

shall

have

the

meaning
specified:
(a)

“Affiliated

Company”

shall

mean

ConocoPhillips

and

any

company

or

other
legal entity that is controlled, either directly or indirectly, by ConocoPhillips.
(b)

“Affiliated Group”

shall mean

ConocoPhillips and

its subsidiaries

and affiliates
in which it owns a 5% or more equity interest.
(c)

“Allocation

Ratio”

shall

mean

the

ratio

determined

by

dividing

(i)

an

amount
equal

to

the

total

value

of

the

unallocated

shares

of

Stock

allocated

to

Stock
Savings

Feature

participants

and

beneficiaries

as

of

a

Stock

Savings

Feature
Semiannual

Allocation

Date

or

Supplemental

Allocation

Date

(as

defined

in

the
CPSP)

by

(ii)

an

amount

equal

to

the

total

net

Stock

Savings

Feature

employee
deposits

used

in

the

calculation

of

the

Stock

Savings

Feature

Semiannual
Allocation or Supplemental Allocation (as defined in the CPSP).
(d)

“Beneficiary”

shall

mean

a

person

or

persons

or

the

trustee

of

a

trust

for

the
benefit

of

a

person

designated

by

a

Participant

to

receive,

in

the

event

of

death,
any

unpaid

portion

of

a

Participant's

Benefit

from

this

Plan,

as

provided

in

Exhibit 10.11.1

Section 5.1.
(e)

“Benefit”

shall

mean

an

obligation

of

the

Company

to

pay

amounts

from

the
Frozen Plan.
(f)

“Board”
shall

mean

the

Board

of

Directors

of

the

Company,

as

it

may

be
comprised from time to time.
(g)

“Code”

shall mean the

Internal Revenue Code

of 1986,

as amended from

time to
time, or any successor statute.
(h)

“Committee”

shall mean the Nonqualified Plans Benefit

Committee as appointed
from

time

to

time

by

the

Board;

provided,

however,

that

until

a

successor

is
appointed by

the Board,

the individual

serving as

the Company’s

Vice

President
with responsibility over human resources shall be sole member of the Committee.
(i)

“Company”

shall

mean

ConocoPhillips

Company,

a

Delaware

corporation,

or
any successor corporation.

The Company is a subsidiary of ConocoPhillips.
(j)

“Company Stock Fund”

shall mean an Investment

Option under this Plan

that is
accounted for as if

investments were made

in the common

stock, $0.01 par

value,
of

ConocoPhillips,

although

no

such

actual

investments

need

be

made,

with
accounting entries being sufficient therefor.
(k)

“ConocoPhillips”

shall

mean

ConocoPhillips,

a

Delaware

corporation,

or

any
successor

corporation.

ConocoPhillips

is

a

publicly

held

corporation

and

the
parent of the Company.
(l)

“CPSP” shall mean the ConocoPhillips Savings Plan.
(m)

“CPSP Pay”

shall mean
" Pay "

as defined in the CPSP.
(n)

“DCMP

Pay”

shall

mean
" Pay "

as

defined

in

the

CPSP

without

regard

to

Pay
Limitations or voluntary salary reduction under provisions of the KEDCP.
(o)

“Disability”

shall

mean

the

inability,

in

the

opinion

of

the

Medical

Director

of
ConocoPhillips,

of

a

Participant,

because

of

an

injury

or

sickness,

to

work

at

a
reasonable occupation that is available with a member of the Affiliated Group.

(p)

“Election

Form”
shall mean

a

written

form,

including

one

in

electronic

format,
provided by

the Plan

Administrator pursuant

to which

a Participant

may elect

the
time and form of payment of his or her Benefits.
(q)

“Eligible

Employee”

shall

mean

an

Employee

whose

DCMP

Pay

exceeds

the
amount

set

forth

in

Code

section 401(a)(17),

as

amended

from

time

to

time,

or

Exhibit 10.11.1

who

is

eligible

to

elect

a

voluntary

salary

reduction

under

the

provisions

of

the
KEDCP.
(r)

“Employee”

shall

mean

any

individual

who

is

a

salaried

employee

of

the
Company or any Participating Subsidiary.
(s)

“ERISA”
shall mean

the Employee

Retirement Income

Security Act

of 1974,

as
amended from time to time, or any successor statute.
(t)

“Exchange

Act”

shall

mean

the

Securities

Exchange

Act

of

1934,

as

amended
and in effect from time to time, or any successor statute.
(u)

“Frozen

Plan”

shall mean

Title

I of

the Defined

Contribution

Make-Up Plan

of
ConocoPhillips.
(v)

“Investment

Options”

shall

mean

the

investment

options,

as

determined

from
time to

time by

the Plan

Administrator,

used to

credit earnings,

gains, and

losses
on Supplemental Thrift Feature Account and

Supplemental Stock Savings Feature
Account balances.
(w)

“KEDCP”

shall

mean

the

Key

Employee

Deferred

Compensation

Plan

of
ConocoPhillips

or

any

similar

or

successor

plan

maintained

by

an

Affiliated
Company.
(x)

“Layoff”

or
“Laid

Off”

shall

mean

layoff

under

the

Phillips

Layoff

Plan,

the
Work

Force

Stabilization

Plan

of

Phillips

Petroleum

Company,

the

Phillips
Petroleum Company

Executive Severance

Plan, the

Conoco Severance

Pay Plan,
the

Conoco

Inc.

Key

Employee

Severance

Plan,

or

any

similar

plan

which

the
Company,

any Participating Subsidiary,

or a member of

the Affiliated Group

may
adopt

from

time

to

time

under

the

terms

of

which

the

Participant

executes

and
does

not

revoke

a

general

release

of

liability,

acceptable

to

the

Company,
Participating

Subsidiary,

or

a

member

of

the

Affiliated

Group,

as

applicable,
under such layoff plan.
(y)

“Ongoing

Plan”
shall mean

Title

II

of

the

Defined

Contribution

Make-Up

Plan
of ConocoPhillips.
(z)

“Other

Obligations”

shall

mean

the
"
Other

Obligations
"

as

defined

in

the
Amendment to and Merger of Amended and Restated Conoco Inc. Salary Deferral
&

Savings

Restoration

Plan

into

Key

Employee

Deferred

Compensation

Plan

of
ConocoPhillips

and

Defined

Contribution

Make-Up

Plan

of

ConocoPhillips,

Exhibit 10.11.1

pursuant

to

which

a

portion

of

the

Amended

and

Restated

Conoco

Inc.

Salary
Deferral & Savings

Restoration Plan is

merged into

this Plan effective

October 3,
2003.
(aa)

“Participant”

shall

mean

an

Eligible

Employee

who

is

eligible

to

receive

a
Benefit from

this

Plan as

a result

of being

an Eligible

Employee and

any

person
for

whom

a

Supplemental

Thrift

Feature

Account

and/or

a

Supplemental

Stock
Savings Feature Account is maintained.
(bb)

“Participating Subsidiary”

shall mean a Subsidiary which has adopted the CPSP
and of which one

or more Employees are

Participants eligible to make

deposits to
the CPSP or are eligible for Benefits pursuant to this Plan.
(cc)

“Pay

Limitations”

shall

mean

the

compensation

limitations

applicable

to

the
CPSP that are set forth in Code section 401(a)(17), as adjusted.

(dd)

“Plan”
shall

mean

the

Defined

Contribution

Make-Up

Plan

of

ConocoPhillips.

The Plan is sponsored and maintained by the Company.
(ee)

“Plan Administrator”

shall mean the Committee.
(ff)

“Plan Year

”
shall mean January 1 through December 31.
(gg)

“Retirement”

shall

mean

termination

of

employment

with

the

Company,

a
Participating

Subsidiary,

or

a

member

of

the

Affiliated

Group

that

qualifies

the
Employee

for

Retirement

as

that

term

is

defined

in

the

applicable

provisions

of
the

ConocoPhillips

Retirement

Plan,

the

Retirement

Plan

of

Conoco,

or

of

the
applicable retirement plan

of a member

of the Affiliated

Group.

Notwithstanding
the

foregoing,

an

Employee

will

not

be

considered

to

be

in

Retirement

for
purposes

of

this

Plan

if

he

is

entering

Retirement

under

the

Retirement

Plan

of
Conoco

prior

to

age

55,

unless

he

had

attained

age

50

on

or

before

August

30,
2002.

(hh)

“Stock”

shall

mean

shares

of

common

stock,

$0.01

par

value,

issued

by
ConocoPhillips.
(ii)

“Stock Savings Feature”

shall mean the Stock Savings Feature of the CPSP.
(jj)

“Subsidiary”
shall mean any corporation

or other entity that

is treated as a

single
employer with

ConocoPhillips under

section 414(b)

, (c),

or (m)

of the

Code.

In
applying section

1563(a)(1), (2),

and (3)

of the

Code for

purposes of

determining
a

controlled

group

of

corporations

under

section

414(b)

and

for

purposes

of

Exhibit 10.11.1

determining

trades

or

businesses

(whether

or

not

incorporated)

under

common
control

under

regulation

section

1.414(c)-2

for

purposes

of

Code

section

414(c),
the

language

“at

least

80%”

shall

be

used

without

substitution

as

allowed

under
regulations pursuant to Code section 409A.
(kk)

“Supplemental Stock

Savings Contributions”

shall mean (i)

prior to

the month
in which the Participant’s

Pay first exceeds the Pay Limitations

in a year, for

each
month that the Participant makes

deposits to the Stock Savings

Feature, 1% of the
amount of

the Participant’s

voluntary salary

reduction under

the KEDCP

for that
month,

and

(ii)

provided the

Participant

is making

deposits

to the

Stock Savings
Feature in

the month

in which

the Participant’s

Pay exceeds

the Pay

Limitations,
for that

month and

for each

month thereafter

until the

end of

the year,

1% of

the
sum

of

the

amount

of

the

Participant’s

voluntary

salary

reduction

under

the
KEDCP

for

that

month

plus

the

amount

of

the

Participant’s

Pay

for

that

month
that is in excess of the Pay Limitations for that year.
(ll)

“Supplemental

Stock

Savings

Feature

Account”

shall

mean

the

Plan

Benefit
account

of

a

Participant

that

reflects

the

portion

of

his

or

her

Benefit

that

is
intended to replace certain Stock Savings Feature benefits to which the Participant might otherwise be entitled

but for the application

of the Pay Limitations

and/or a
voluntary salary reduction under the KEDCP.
(mm)

“Supplemental

Thrift

Contributions”

shall

mean,

(i)

prior

to

the

month

in
which the

Participant’s

Pay first

exceeds the

Pay Limitations

in a

year,

the same
percentage

of

a

Participant’s

Pay

that

the

Participant

is

depositing

as

a

Basic
Deposit

to

the

Thrift

Feature

for

that

month

multiplied

by

the

amount

of

the
Participant’s voluntary

salary reduction under the

KEDCP for that

month, and (ii)
provided the

Participant is

making deposits

to the

Thrift Feature

for the

month in
which

the

Participant’s

Pay

exceeds

the

Pay

Limitations

and

each

month
thereafter until

the

end

of

the

year,

the

same

percentage

of

the

Participant’s

Pay
that the Participant

was depositing as

a Basic Deposit

to the Thrift

Feature for the
month in

which he

or she

reached the

Pay Limitations

for the

year, multiplied

by
the

sum

of

the

amount

of

the

Participant’s

voluntary

salary

reduction

under

the
KEDCP

for

that

month

plus

the

amount

of

the

Participant’s

Pay

for

that

month
that is in excess of the Pay Limitations for that year.

Exhibit 10.11.1

(nn)

“Supplemental Thrift Feature Account”

shall mean the Plan Benefit

account of
a Participant

which reflects

the portion

of his

or her

Benefit which

is intended

to
replace certain Thrift Feature benefits

to which the Participant

might otherwise be
entitled

but

for

the

application

of

the

Pay

Limitations

and/or

a

voluntary

salary
reduction under the KEDCP.
(oo)

“Thrift Feature”

shall mean the Thrift Feature of the CPSP.
(pp)

“Trustee”

shall mean the trustee of

the grantor trust established

for this Plan by a
trust agreement between the Company and the trustee, or any successor trustee.
(qq)

“Valuation

Date”

shall mean “Valuation

Date” as defined in the CPSP.

Section 2.

Eligibility.

Benefits may only be granted to Eligible Employees.

Section 3.

Supplemental Thrift Feature Account Benefits.

For each payroll period in

which Company Contributions to

a Participant's account in the
Thrift

Feature

are,

or

would

be,

limited

by

the

Pay

Limitations

and/or

by

a

voluntary
salary

reduction

to

the

KEDCP,

a

Benefit

amount

shall

be

credited

to

his

or

her
Supplemental

Thrift

Feature

Account

no

later

than

the

end

of

the

month

following

the
Valuation

Date that

Company

contributions

are

made

to

the

Participant’s

Thrift

Feature
Account, or would

be made to

such account but

for Pay Limitations.

The Participant will
be

credited

with

an

amount

equal

to

the

amount

of

his

or

her

Supplemental

Thrift
Contributions

each

month

to

the

same

investment

funds

and

in

the

same

proportions

as
the Participant

has directed

his or

her latest

available investment

allocation for

Deposits
to the Thrift Feature.

Section 3.1

Supplemental Thrift Feature Account Earnings

The

Supplemental

Thrift

Feature

Account

shall

be

eligible

to

be

invested

in

the

same
investment funds

as are

made available

to Participants

in the

Thrift Feature

from time

to
time.

While such

investments shall

consist solely

of book

entries and

shall not

actually

Exhibit 10.11.1

be invested in such funds, the book entry

share value of such deemed investment

funds in
this Plan

shall be

determined to

be the

same share

value as

the actual

value of

shares in
the

investment

funds

of

the

CPSP.

The

amounts

deemed

invested

in

this

Plan

shall

be
valued at the

same time and

in the same

manner as though

they were actually

invested in
the

CPSP.

Also,

deemed

investments

in

the

Participant’s

Supplemental

Thrift

Feature
Account may be

exchanged into

other available

investment funds

in the

same manner,

at
the same

times, and

subject to

the same

limitations as

though the

deemed amounts

were
actually

invested

in

the

CPSP.

However,

to

the

extent

that

earnings

in

the

form

of
dividends

on

Company

Stock

in

the

CPSP

are

eligible

to

be

passed

through

to

the
Participant, such dividends will be deemed to have been reinvested in the Company Stock
Fund

of

this

Plan,

without

regard

to

whether

the

Participant

has

made

a

pass

through
election under the CPSP.

Section 4.

Supplemental Stock Savings Feature Account Benefits.

For

each

month

in

which

a

Semiannual

Allocation

or

Supplemental

Allocation

(as
defined in the

CPSP) to

a Participant's

account in the

Stock Savings

Feature is, or

would
be,

limited

by

the

Pay

Limitations

and/or

by

a

voluntary

salary

reduction

under

the
KEDCP,

a

Benefit

amount

shall

be

credited

to

his

or

her

Supplemental

Stock

Savings
Feature Account. The amount

to be credited shall

be calculated in shares in

the Company
Stock Fund

of this

Plan as

though the

Participant had

made Supplemental

Stock Savings
Contributions

and

shall

be

equal

to

(i)

the

Participant's

Supplemental

Stock

Savings
Contributions during the applicable Allocation Period (as defined in the CPSP) multiplied by the applicable Allocation Ratio,

divided by (ii) the share value

for the Company Stock
Fund

of

the

CPSP

on the

applicable Allocation

Date.

This

amount

shall be

credited no
later

than

the

end

of

the

month

following

the

Valuation

Date

that

the

Semiannual
Allocation

or

Supplemental

Allocation

to

the

Company

Stock

Fund

would

have

been
made

had

the

Participant

received

a

Semiannual

Allocation

or

Supplemental

Allocation
under

the

Stock

Savings

Feature.

A

share

in

the

Company

Stock

Fund

of

the
Supplemental Stock

Savings Feature

Account shall

have a

value equivalent

to a

share in
the Company Stock Fund of the CPSP.

Exhibit 10.11.1

Section 4.1

Supplemental Stock Savings Account Feature Earnings

After

being

initially

invested

in

the

Company

Stock

Fund

account,

the

amounts

in

the
Participant’s

Supplemental Stock

Savings Feature

Account shall

thereafter be

eligible to
be

invested

in

the

same

investment

funds

as

are

made

available

to

Participants

in

the
CPSP from time to

time.

While such investments shall

consist solely of book

entries and
shall not

actually be

invested

in such

funds, the

book entry

share value

of

such deemed
investment funds in this

Plan shall be determined

to be the same share

value as the actual
value

of

shares

in

the

investment

funds

of

the

CPSP.

The

amounts

deemed invested

in
this

Plan

shall be

valued

at

the

same

time

and

in the

same

manner as

though

they

were
actually

invested

in

the

CPSP.

Also,

deemed

investments

in

the

Participant’s
Supplemental

Stock

Savings

Feature

Account

may

be

exchanged

into

other

available
investment

funds

in

the

same

manner,

at

the

same

times,

and

subject

to

the

same
limitations as though the deemed amounts

were actually invested in the

CPSP.

However,
to the

extent that

earnings in

the form

of dividends

on Company

Stock in

the CPSP

are
eligible

to

be

passed

through

to

the

Participant,

such

dividends

will

be

deemed

to

have
been reinvested

in the

Company

Stock Fund

of

this

Plan, without

regard to

whether the
Participant has made a pass through election under the CPSP.

Section 5.

Payment.

If

a

Participant

terminates

employment

with

the

Affiliated

Group

for

any

reason

except
death, Disability,

Layoff during

or after the

year in

which the Participant

reaches age 50,
or

Retirement,

Benefits

which

the

Participant

is

eligible

to

receive

under

this

Plan

shall
be

paid

in

one

lump

sum

cash

payment

as

soon

as

practicable

following

his

or

her
termination.

If

a

Participant

dies

prior

to

Retirement,

Benefits

which

the

Participant

is
eligible

to

receive

under

this

Plan

shall

be

paid

in

one

lump

sum

cash

payment

to

the
Participant's

Beneficiary

as

soon

as

practicable

after

his

or

her

death.

If

a

Participant
Retires,

is

Laid

off

during

or

after

the

year

in

which

the

Participant

reaches

age

50,

or
becomes

Disabled,

Benefits

which

the

Participant

is

eligible

to

receive

under

this

Plan
shall

be

paid

in

one

lump

sum

cash

payment

as

soon

as

practicable

following

the
Participant's

Retirement,

Layoff,

determination

of

Disability,

or

termination

of

Exhibit 10.11.1

employment; provided

that such

a Participant

may

indicate a

preference

to defer

part

or
all of such lump sum cash payment under the terms of the KEDCP.

All lump

sum cash

payments shall

be made

only as

of a

Valuation

Date and

shall be

net
of withholding for applicable taxes required by law.

The Chief

Executive Officer

of ConocoPhillips,

with respect

to Participants

who are

not
subject

to

section

16

of

the

Exchange

Act,

and

the

Committee,

with

respect

to
Participants

who

are

subject

to

section

16

of

the

Exchange

Act,

shall

consider

such
indication of

preference and

shall respectively

decide in

the Chief

Executive Officer's

or
the Committee's

sole discretion

whether to

accept or

reject the

preference expressed.

In
the

event

the

Chief

Executive

Officer

or

the

Committee,

as

applicable,

accepts

such
Participant's

preference,

the

Participant's

Benefit

from

this

Plan

shall

be

credited

as

an
Award

under

the

KEDCP

as

soon

as

practicable

after

the

Participant's

Retirement,
Layoff, or the date the Participant is determined to be Disabled.

Section 5.1

Beneficiary Designation.

A Participant

may

designate

a

Beneficiary

or

Beneficiaries

to receive

the

entire

balance
of

the

Participant’s

Deferred

Compensation

Account

by

giving

signed

written

notice

of
such designation

to the

Plan Administrator

upon forms

supplied by

and delivered

to the
Plan

Administrator

and

may

revoke

such

designations

in

writing;

provided,

that

writing
and

signing

may

be

done

by

any

electronic

means

approved

by

the

Plan

Administrator.

The

Participant

may

from

time

to

time

change

or

cancel

any

previous

beneficiary
designation

in

the

same

manner.

The

last

beneficiary

designation

received

by

the

Plan
Administrator shall

be controlling

over any

prior

designation and

over any

testamentary
or

other

disposition.

After

acceptance

by

the

Plan

Administrator

of

such

written
designation, it

shall take

effect as

of the

date on

which it

was signed

by the

Participant,
whether the

Participant is

living at

the time

of such

receipt, but

without prejudice

to the
Company

or

any

member

of

the

Controlled

Group

or

the

Plan

Administrator

or

their
respective employees and

agents on account of

any payment made

under this Plan

before
receipt

of

such

designation.

If

no

designation

of

a

Beneficiary

is

on

file

with

the

Plan

Exhibit 10.11.1

Administrator

at

the

time

of

the

death

of

the

Participant

or

such

designation

is

not
effective

for

any

reason

as

determined

by

the

Plan

Administrator,

then,

for

purposes

of
this

Plan,

“Beneficiary”

shall

mean,

and

such

Benefits

shall

be

paid

to,

(i)

the
Participant's

surviving

spouse

as

of

the

Participant's

date

of

death,

or

(ii)

if

there

is

no
surviving spouse as of the Participant's date of death, the Participant’s estate.

Section 6.

Nonassignability.

The

interest

of

a

Participant

or

his

Beneficiary

or

Beneficiaries

hereunder

may

not

be
sold,

transferred,

assigned,

or

encumbered

in

any

manner,

either

voluntarily

or
involuntarily,

and

any

attempt

so

to

anticipate,

alienate,

sell,

transfer,

assign,

pledge,
encumber, or

charge the

same shall be null

and void; neither

shall the Benefits

hereunder
be

liable

for

or

subject

to

the

debts,

contracts,

liabilities,

engagements,

or

torts

of

any
person

to

whom

such

Benefits

or

funds

are

payable,

nor

shall

they

be

an

asset

in
bankruptcy or subject to garnishment, attachment, or other legal or equitable proceedings.

Section 7.

Administration.

(a)

The Plan shall be administered by the Plan Administrator.

The Plan Administrator
may

delegate

to

employees

of

the

Company

or

any

Affiliated

Company

the
authority

to

execute

and

deliver

such

instruments

and

documents,

to

do

all

such
acts

and

things,

and

to

take

such

other

steps

deemed

necessary,

advisable,

or
convenient

for

the

effective

administration

of

the

Plan

in

accordance

with

its
terms

and

purpose,

except

that

the

Plan

Administrator

may

not

delegate

any
discretionary

authority

with

respect

to

substantive

decisions

or

functions
regarding

the

Plan

or

Benefits

under

the

Plan.

The

Plan

Administrator

may
designate

a

third

party

to

provide

services

that

may

include

record

keeping,
Participant accounting, Participant communication, payment of installments to the
Participant,

tax

reporting,

and

any

other

services

specified

in

an

agreement

with
such third

party.

The Plan

Administrator may

adopt such

rules, regulations,

and
forms

as

deemed

desirable

for

administration

of

the

Plan

and

shall

have

the
discretionary

authority

to

allocate

responsibilities

under

the

Plan

to

such

other

Exhibit 10.11.1

persons

as

may

be

designated.

The

Plan

Administrator

shall

have

absolute
discretion

in

carrying

out

its

responsibilities,

and

all

interpretations,

findings

of
fact

and

resolutions

described

herein

which

are

made

by

the

Plan

Administrator
shall be binding, final and conclusive on all parties.

The Plan

Administrator

and his

or her

delegates shall

serve without

bond
and without

compensation for

services under

this Plan.

All expenses

of the

Plan
Administrator and his or her delegates for services under this Plan shall be paid by the

Company.

None

of

the

Plan

Administrator

or

his

or

her

delegates

shall

be
liable

for

any

act

or

omission

on

his

or

her

own

part

excepting

his

or

her

own
willful

misconduct.

Without

limiting

the

generality

of

the

foregoing,

any

such
decision

or

action

taken

by

the

Plan

Administrator

or

his

or

her

delegates

in
reliance

upon

any

information

supplied

by

an

officer

of

the

Company,

the
Company's

legal

counsel,

or

the

Company's

independent

accountants

in
connection

with

the

administration

of

this

Plan

shall

be

deemed

to

have

been
taken in good faith.
(b)

Any

claim

for

benefits

hereunder

shall

be

presented

in

writing

to

the

Plan
Administrator

for

consideration,

grant,

or

denial.

In

the

event

that

a

claim

is
denied in

whole or

in part

by the

Plan Administrator,

the claimant,

within ninety
days

of

receipt

of

said

claim

by

the

Plan

Administrator,

shall

receive

written
notice of denial.

Such notice shall contain:
(1)

A statement of the specific reason or reasons for the denial;
(2)

Specific

references

to

the

pertinent

provisions

hereunder

on

which

such
denial is based;
(3)

A

description

of

any

additional

material

or

information

necessary

to
perfect the

claim and

an explanation

of why

such material

or information
is necessary; and
(4)

An

explanation

of

the

following

claims

review

procedure

set

forth

in
paragraph (c) below.
(c)

Any claimant

who

feels that

a claim

has been

improperly

denied

in whole

or in
part

by

the

Plan

Administrator

may

request

a

review

of

the

denial

by

making
written application to

the Trustee.

The claimant shall

have the right

to review

all
pertinent

documents

relating

to

the

claim

and

to

submit

issues

and

comments

in

Exhibit 10.11.1

writing

to

the

Trustee.

Any

person

filing

an

appeal

from

the

denial

of

a

claim
must

do

so

in

writing

within

sixty

days

after

receipt

of

written

notice

of

denial.

The

Trustee

shall

render

a

decision

regarding

the

claim

within

sixty

days

after
receipt of

a request

for review,

unless special

circumstances require

an extension
of

time

for

processing,

in

which

case

a

decision

shall

be

rendered

within

a
reasonable time, but not later than 120

days after receipt of the request for

review.

The decision

of the

Trustee

shall be

in writing

and, in

the case

of the

denial of

a
claim in whole

or in part,

shall set forth

the same

information as is

required in an
initial notice of denial by the Plan

Administrator, other than an

explanation of this
claims

review procedure.

The

Trustee

shall

have absolute

discretion

in

carrying
out its responsibilities to make

its decision of an appeal,

including the authority to
interpret and construe the terms hereunder, and all interpretations, findings of fact, and the decision of the Trustee

regarding the appeal shall be final, conclusive,

and
binding on all parties.
(d)

Compliance

with

the

procedures

described

in

paragraphs

(b)

and

(c)

shall

be

a
condition precedent to the filing of any

action to obtain any benefit or

enforce any
right

that

any

individual

may

claim

hereunder.

Notwithstanding

anything

to

the
contrary

in

this

Plan,

these

paragraphs

(b),

(c)

and

(d)

may

not

be

amended
without

the

written

consent

of

a

seventy-five

percent

(75%)

majority

of
Participants

and

Beneficiaries

and

such

paragraphs

shall

survive

the

termination
of this Plan until all benefits accrued hereunder have been paid.

Section 8.

Rights of Employees and Participants.

Nothing

contained in

the

Plan

(or

in

any

other

documents

related

to

this

Plan

or

to

any
Benefit)

shall

confer

upon

any

Employee

or

Participant

any

right

to

continue

in

the
employ

or

other

service

of

the

Company

or

any

member

of

the

Affiliated

Group

or
constitute

any

contract or

limit

in any

way

the

right

of

the

Company

or

any

member

of
the Affiliat

ed

Group to

change such

person's

compensation

or other

benefits

or position
or to terminate the employment of such person with or without cause.

Exhibit 10.11.1

Section 9.

Awards in Foreign

Countries.

The

Board

or

its

delegate

shall

have

the

authority

to

adopt

such

modifications,
procedures, and

subplans as

may be

necessary or

desirable to

comply with

provisions of
the

laws

of

foreign

countries

in

which

the

Company

or

Participating

Subsidiaries

may
operate to

assure the

viability of

the Benefits

of Participants

employed in

such countries
and to meet the purpose of this Plan.

Section 10.

Amendment and Termination.

The Board reserves

the right

to amend this

Plan from time

to time,

to terminate this

Plan
entirely

at

any

time,

and

to

delegate

such

authority

as

the

Board

deems

necessary

or
desirable;

provided,

however,

that

no

amendment

may

affect

the

balance

in

a
Participant’s

account

on

the

effective

date

of

the

amendment;

and

further

provided,

the
Company shall remain

liable for any

Benefits accrued under

this Plan prior

to the date

of
amendment or termination.

Section 11.

Method of Providing Payments.

(a)

Nonsegregation.

Amounts

deferred

pursuant

to

this

Plan

and

the

crediting

of
amounts to

a Participant’s

accounts shall

represent

the Company’s

unfunded and
unsecured

promise

to

pay

compensation

in

the

future.

With

respect

to

said
amounts, the relationship of

the Company and a

Participant shall be that

of debtor
and

general

unsecured

creditor.

While

the

Company

may

make

investments

for
the

purpose

of

measuring

and

meeting

its

obligations

under

this

Plan

such
investments shall remain the sole property of the

Company subject to claims of its
creditors generally,

and shall

not be deemed

to form or

be included in

any part of
the Participant’s accounts.
(b)

Funding.

It is

the intention

of the

Company that

this

Plan shall

be unfunded

for
federal tax

purposes and

for purposes

of Title

I of

ERISA.

All amounts

payable
under this

Plan

shall

be paid

solely

from

the

general assets

of

the

Company

and

Exhibit 10.11.1

any

rights

accruing

to

a

Participant

under

this

Plan

shall

be

those

of

a

general
creditor; provided, however,

that the Company

may establish one

or more grantor
trusts to

satisfy part

or all

of the

Company's Plan

payment obligations

so long

as
this

Plan

remains

unfunded

for

purposes

of

sections

201(2),

301(a)(3),

and
401(a)(1) of ERISA.

Section 12.

Miscellaneous Provisions.

(a)

Except

as

otherwise

provided

herein,

the

Plan

shall

be

binding

upon

the
Company,

its successors and

assigns, including but

not limited to

any corporation
which may acquire all or

substantially all of the Company's

assets and business or
with or into which the Company may be consolidated or merged.
(b)

This Plan

shall be

construed, regulated,

and administered

in accordance

with

the
laws of the State of Texas

except to the extent that said laws have been preempted
by

the

laws

of

the

United

States.

The

forum

and

venue

for

any

suit

brought
regarding any claim under this Plan shall be in Harris County, Texas.
(c)

If

any

provision

of

this

Plan

shall

be

held

illegal

or

invalid

for

any

reason,

said
illegality

or

invalidity

shall

not

affect

the

remaining

provisions

hereof;

instead,
each

provision

shall

be

fully

severable,

and

this

Plan

shall

be

construed

and
enforced as if said illegal or invalid provision had never been included herein.
(d)

For

purposes

of

this

Plan,

electronic

communications

and

signatures

shall

be
considered to be

in writing if

made in conformity

with procedures which

the Plan
Administrator may adopt from time to time.
(e)

The

Plan

Administrator,

in

its

sole

discretion,

may

direct

that

a

payment

to

be
made

to

an

incompetent

or

disabled

person,

whether

because

of

minority

or
mental

or

physical

disability,

instead

be

made

to

the

guardian

or

legal
representative

of

such

person

or

to

the

person

having

custody

of

such

person
(unless prior

claim therefor

shall have

been made

by a

duly qualified

guardian or
other

legal

representative),

without

further

liability

either

on

the

part

of

the
Company

or

a

Participating

Subsidiary

or

the

Plan

for

the

amount

of

such
payment

to

the

person

on

whose

benefit

such

payment

is

made.

Any

payment
made

in

accordance

with

the

provisions

of

this

provision

shall

be

a

complete

Exhibit 10.11.1

discharge

of

any

liability

of

the

Company,

its

Subsidiaries,

and

this

Plan

with
respect to the Benefits so paid.
(f)

Payment

of

Plan

Benefits

may

be

subject

to

administrative

or

other

delays

that
result

in

payment

to

the

Participant

or

his

beneficiaries

on

a

date

later

than

the
date

specified

in

this

Plan

or

the

Participant's

Election

Form.

No

Participant

or
Beneficiary

shall

be

entitled

to

any

additional

earnings

or

interest

in

respect

of
any such payment delays, nor shall any Participant or Beneficiary be provided any election with respect to the timing of any delayed payment.
(g)

If

all

or

any

part

of

any

Participant's

or

Beneficiary's

Benefit

hereunder

shall
become subject to any estate, inheritance, income, employment or other tax which
the

Company

shall

be

required

to

pay

or

withhold,

the

Company

shall

have

the
full power

and authority

to withhold

and pay

such tax

out of

any monies

or other
property

held

for

the

account

of

the

Participant

or

Beneficiary

whose

interests
hereunder

are

so

affected

(including,

without

limitation,

by

reducing

and
offsetting the Participant's or

Beneficiary's account balance).

Prior to making any
payment,

the

Company

may

require

such

releases

or

other

documents

from

any
lawful taxing authority as it shall deem necessary or desirable.
(h)

No

amount

accrued

or

payable

hereunder

shall

be

deemed

to

be

a

portion

of

an
Employee's

compensation

or

earnings

for

the

purpose

of

any

other

employee
benefit

plan

adopted

or

maintained

by

the

Company,

nor

shall

this

Plan

be
deemed to amend or modify the provisions of the CPSP.
(i)

It is

the intention

of the

Company that,

so long

as any

of ConocoPhillips’

equity
securities

are

registered

pursuant

to

section

12(b)

or

12(g)

of

the

Securities
Exchange Act

of 1934,

this Plan

shall be

operated in

compliance with

16(b) and,
if any Plan provision or transaction is found not to comply with section 16(b), that
provision

or

transaction,

as

the

case

may

be,

shall

be

deemed

null

and

void
ab
initio
.

Notwithstanding anything

in the

Plan to

the contrary,

the Company,

in its
absolute discretion,

may bifurcate

the Plan

so as

to restrict,

limit or

condition the
use

of

any

provision

of

the

Plan

to

Participants

who

are

officers

and

directors
subject

to

section

16(b)

without

so

restricting,

limiting

or

conditioning

the

Plan
with respect to other Participants.
(j)

This Frozen Plan was frozen effective as

of December 31, 2004, and was replaced

Exhibit 10.11.1

by

the

Ongoing

Plan.

The

distribution

of

amounts

that

were

earned

and

vested
(within

the

meaning

of

Code

section

409A

and

official

guidance

issued
thereunder) under the Frozen Plan

prior to January 1,

2005 (and earnings thereon)
are

exempt

from

the

requirements

of

Code

section

409A

shall

be

made

in
accordance with the terms of the Frozen Plan.
(k)

This Plan

was previously

restated and

amended on

December 29,

2005, effective
as

of

January

1,

2005.

Effective

at

that

time,

this

Plan

assumed

the

Other
Obligations

and

any

other

obligations,

claims,

benefits,

rights,

and

duties

as

set
forth

in

the

Amendment

to

and

Merger

of

Amended

and

Restated

Conoco

Inc.
Salary

Deferral

&

Savings

Restoration

Plan

into

Key

Employee

Deferred
Compensation

Plan

of

ConocoPhillips

and

Defined

Contribution

Make-Up

Plan
of

ConocoPhillips,

pursuant

to

which

a

portion

of

the

Amended

and

Restated
Conoco

Inc.

Salary

Deferral

&

Savings

Restoration

Plan

was

merged

into

this
Plan

effective

October

3,

2003.

Such

Other

Obligations

shall

be

deemed

to

be
part

of

the

Supplemental

Thrift

Benefit

Feature

account

of

each

affected
Participant

and

book

entries

made

in

accordance

with

the

investment

directions
for each affected Participant at such time.
(l)

At the Effective

Time, certain

active employees of

Phillips 66 and

members of its
controlled

group

ceased

to

participate

in

the

Plan,

and

the

liabilities,

including
liabilities related to

benefits grandfathered from Code

section 409A (
i.e. , amounts
deferred

and

vested

prior

to

January

1,

2005),

for

these

participant's

benefits
under the Plan were transferred to the members of the Phillips 66 controlled group
and

continued

as

the

Phillips

66

Defined

Contribution

Make-Up

Plan.

ConocoPhillips

distributed its

interest

in

Phillips

66

to

its

shareholders

as

of

the
Distribution.

Notwithstanding Section

10 of

this Plan,

on and

after the

Effective
Time,

the Company,

ConocoPhillips, other

members of

the Controlled

Group (as
determined after

the Distribution),

the Plan,

any directors,

officers,

or employees
of

any

member

of

the

Controlled

Group

(as

determined

after

the

Distribution),
and

any

successors

thereto,

shall

have

no

further

obligation

or

liability

to,

or

on
behalf

of,

any

such

participant

with

respect

to

any

benefit,

amount,

or

right
transferred to or due under the Phillips 66 Defined Contribution Make-Up Plan.
Further, as of the

Distribution, any Phillips 66 common

stock ("Phillips 66

Exhibit 10.11.1

Stock")

held

in

the

Company

Stock

Fund

shall

be

transferred

to

a

separate
Investment

Option

under

this

Plan

that

is

accounted

for

as

if

investments

were
made

in

Phillips

66

Stock,

although

no

such

actual

investments

need

be

made,
with

accounting

entries

being

sufficient

therefor.

Investments

in

the

Phillips

Stock

fund

will

be

determined

as

of

the

Distribution.

On

and

after

the
Distribution, a

Participant will

be allowed

to hold

or liquidate

his or

her deemed
investment in Phillips

66 Stock.

No additional deemed investments

in Phillips 66
Stock will be allowed to be elected.

Section 13.

Effective Date of the Restated Plan.

Title

I of

the Defined

Contribution Make-Up

Plan of

ConocoPhillips is

hereby amended
and restated as set forth in

this 2020 Amendment and Restatement

effective as of January
1, 2020.

Executed this ____ day of December 2019, by a duly authorized officer of the Company.

______________________________
Heather G. Sirdashney
Vice President, Human Resources

DCMP Title I 2020 Restatement

12-19-2019